UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2020

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	NYSE
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N	WFC.PRN	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series O	WFC.PRO	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series P	WFC.PRP	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 5.85% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series Q	WFC.PRQ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series R	WFC.PRR	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series T	WFC.PRT	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series V	WFC.PRV	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series W	WFC.PRW	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series X	WFC.PRX	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Guarantee of 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities of Wachovia Capital Trust III	WFC/TP	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 28, 2020, the Company issued a press release announcing that on March 30, 2020 (the “Liquidation Date”) (i) Wells Fargo Capital X will be liquidated, the 5.95% Capital Securities (the “Wells Fargo Capital Securities”) and the 5.95% Common Securities (the “Wells Fargo Common Securities”) issued by Wells Fargo Capital X will be cancelled, and the 5.95% Capital Efficient Notes due 2086 (the “Debentures due 2086”) issued by Wells Fargo & Company and currently held by Wells Fargo Capital X will be distributed pro rata to the holders of the Wells Fargo Capital Securities and Wells Fargo Common Securities, all in accordance with the amended and restated declaration of trust and trust agreement of Wells Fargo Capital X, and (ii) First Union Capital II will be liquidated, the 7.95% Capital Securities, Series A (the “First Union Capital Securities” and, together with the Wells Fargo Capital Securities, the “Capital Securities”) and the 7.95% Common Securities (the “First Union Common Securities” and together with the Wells Fargo Common Securities, the “Common Securities”) issued by First Union Capital II will be cancelled, and the 7.95% Junior Subordinated Deferrable Interest Debentures, Series B Due November 15, 2029 (the “Debentures due 2029” and, together with the Debentures due 2086, the “Debentures”) issued by Wells Fargo & Company, as successor to First Union Corporation, and currently held by First Union Capital II will be distributed pro rata to the holders of the First Union Capital Securities and First Union Common Securities, all in accordance with the amended and restated trust agreement of First Union Capital II.

On the Liquidation Date, each $1,000 in liquidation amount of the Capital Securities will be exchanged for $1,000 principal amount of the corresponding series of Debentures, and the principal amount of the Debentures that is distributed to Wells Fargo & Company, as the holder of Common Securities, will be extinguished. The press release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location
99.1	News Release dated February 28, 2020.	Filed herewith
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 28, 2020	WELLS FARGO & COMPANY

		By:	/s/ LE ROY DAVIS
Le Roy Davis
Senior Vice President and Assistant Treasurer